UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2011 (February 15, 2011)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio	43054

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 283-6500
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 16, 2011, Abercrombie & Fitch Co. (the “Registrant”) issued a press release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) and fifty-two weeks (fiscal year) ended January 29, 2011. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release additional unaudited quarterly financial information as of and for the quarterly periods in the fiscal years ended January 29, 2011 and January 30, 2010. Additional financial information was made available for the fiscal years ended January 31, 2009, February 2, 2008 and February 3, 2007. The additional financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant also made available in conjunction with the Release an investor presentation of results for the quarterly period and fiscal year ended January 29, 2011. The presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
The Registrant’s management conducted a conference call on February 16, 2011, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen week and fifty-two week periods ended January 29, 2011. A copy of the transcript of the conference call is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.06. Material Impairments.
Based on the impact of current sales trends on the profitability of a number of stores, the Registrant recorded non-cash asset impairment charges of $48.4 million in connection with the fiscal year-end review of long-lived store assets. The impairment charge, which was recorded in respect of the thirteen weeks ended January 29, 2011 is related to long-lived store assets associated with one Abercrombie &  Fitch Store, one abercrombie kids store, six Hollister stores and 13 Gilly Hicks stores.
Item 8.01. Other Events.
In the Release, the Registrant noted it recorded exit charges associated with the closure of 56 domestic stores during the thirteen weeks ended January 29, 2011 of $4.0 million, primarily related to lease obligations.
In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on February 15, 2011 and is payable on March 15, 2011 to shareholders of record at the close of business on February 25, 2011.

Item 9.01. Financial Statements and Exhibits.
(a) through (c) Not applicable
(d) Exhibits:
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Abercrombie & Fitch Co. on February 16, 2011

99.2	Additional Unaudited Quarterly and Fiscal 2010 Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 16, 2011

99.3	Investor presentation of results for the quarterly period and fiscal year ended January 29, 2011 made available by Abercrombie & Fitch Co. with the Press Release issued on February 16, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 16, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: February 18, 2011	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated February 18, 2011
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Press Release issued by Abercrombie & Fitch Co. on February 16, 2011

99.2	Additional Unaudited Quarterly and Fiscal 2010 Financial Information made available by Abercrombie & Fitch Co. in conjunction with Press Release on February 16, 2011

99.3
Investor presentation of results for the quarterly period and fiscal year ended January 29, 2011 and for Fiscal 2010 year-to-date made available by Abercrombie & Fitch Co. with the Press Release issued on February 16, 2011

99.4	Transcript of conference call held by management of Abercrombie & Fitch Co. on February 16, 2011